Putnam
International
New
Opportunities
Fund

ANNUAL REPORT
September 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Putnam International New Opportunities Fund has been one of the best of a new breed. . . . The fund has seen tremendous success with
[its] approach thus far."

                       -- Morningstar Mutual Funds, August 30, 1996

* "According to Lipper Analytical Services, Putnam International New Opportunities Fund's class A shares ranked 43 out of 319 international funds (top 14%) for the 1-year period ended September 30, 1996.

      CONTENTS
 4    Report from Putnam Management
 8    Fund performance summary
12    Portfolio holdings
17    Financial statements

*Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Their rankings vary over time and do not reflect the effects of sales charges. Class B shares ranked 63 out of 319 international funds for 1-year performance. Class M shares ranked 57 out of 319 funds over the same period. The fund was not ranked over longer periods. Past performance is not indicative of future results.



From the Chairman

[PHOTO OF GEORGE PUTNAM OMITTED]

(copyright) Karsh, Ottawa

Dear Shareholder:

Putnam International New Opportunities Fund, which began operations in January 1995, closed its first full fiscal year on September 30, 1996. In pursuing your fund's goal of long-term capital appreciation primarily from common stocks traded in non-U.S. markets, its management team seeks to balance the potential for above-average returns from emerging markets with the greater safety of established markets. Although the fund is not quite two years old, the performance numbers on pages 8 and 9 of this report suggest that the strategy has viability.

With Putnam's extensive international research capability behind it, your fund's management team can seek investment opportunities from just beyond our nation's borders to around the globe. In the report that follows, the team discusses the fiscal year just ended and prospects for the year ahead.

I am pleased to introduce Robert J. Swift as a new addition to the team. Robert joined Putnam in 1995 as a senior vice president and portfolio manager. His prior assignments have been with IAI
International/Hill Samuel in London; Pring Dean in Sydney,
Australia; and Brown Shipley in London. He has 13 years of investment experience.

Respectfully yours,

/S/ George Putnam

George Putnam

Chairman of the Trustees

November 20, 1996



Report from the Fund Managers
Justin M. Scott
J. Peter Grant
Robert J. Swift

Putnam International New Opportunities Fund continues to successfully target companies with exceptional growth characteristics in both emerging and developed markets. Your fund ended its fiscal year on September 30, 1996, with class A shares gaining 13.76% at net asset value and 7.20% at public offering price. By contrast, the Morgan Stanley Capital International (MSCI) EAFE Index rose 8.61% over the same period. For information on different share classes and longer-term performance, please turn to pages 8 and 9 of this report.

After nearly two years in operation, the fund has clearly met and surpassed its objective of outperforming both established and emerging markets without experiencing excessive volatility. Of course, past performance is not indicative of future results, and there are risks associated with this fund that may not be present in funds investing mainly in domestic securities. But we believe that in this fund we have an effective, sophisticated strategy for pursuing strong growth in diverse international markets.

*EMERGING MARKET HOLDINGS SHOW STRENGTH

During fiscal 1996, we witnessed excellent performance from a number of portfolio holdings in emerging markets. A number of South American markets were particularly strong, since investors have returned to the region and economic growth appears firm. Brazilian equities have been quite robust over the year; many fund holdings in the Brazilian brewing, food and beverage, electricity, and telecommunications sectors moved sharply higher. Some standouts included Cia Cervejaria Brahma, a brewery; Telebras, a telephone firm; and Telemig, a communications company. While these stocks, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

Mexico, too, has boasted a number of companies with strong earnings growth over the past several months. Apasco, a cement supplier, and Cifra, a retailer, are benefiting from Mexico's economic upturn; and Panamerican Beverages, a long-time fund holding, is one of the most successful beverage companies in the region. Elsewhere in Latin America, Chile continues to demonstrate the benefits of intelligent financial and political reform. Indeed, Chile's often-imitated national private pension plan efficiently funnels capital to companies. Supported by such capital, Banco Santander, a financial services firm, Chilectra, an electricity distributor, and Santa Isabel, a consumer goods maker, all had strong years on Chile's stock exchange.

Generally, the emerging markets of Southeast Asia have not had firm macroeconomic support in the past several months. In short, many economies across the region are either slowing or overheating, neither of which is typically positive for equities. However, your fund looks for companies within sectors that enjoy strong demand, sales, and earnings -- regardless of the prevailing conditions.

[GRAPHIC OMITTED: horizontal bar chart REGIONAL BREAKDOWN* (AS OF
9/30/96)]

Europe                 39.3%

Asia                   27.4%

Latin America          21.0%

North America           8.7%

Other                   3.6%

Footnote reads:
*Based on portfolio holdings as of indicated date. Allocations will vary over time.

Within this region, Filinvest Land had an upbeat year, as did Fil-Estate Land, both operating within the country's thriving real estate development sector. In Indonesia, PT Gudang Garam, a cigarette manufacturer, and PT Pasifik Satelit, a telecommunications equipment company, appear to have excellent growth prospects in the months ahead. Malaysian Assurance, an insurance company, has performed well for the fund. In spite of Thailand's general economic difficulties, your fund's holding in Siam Makro, a bulk retailer, did quite well. Finally Sasol, a South African development firm, has historically exhibited rapid earnings growth rates.

*MATURE MARKETS OFFER ATTRACTIVE GROWTH COMPANIES

The other major portion of your fund is invested in fast-growing companies in mature economies. Typically these firms are smaller than those making up the emerging-markets portion of the fund. Over the year the broader economic environment in these markets varied:
Western Europe was quite strong, while Japan remained lackluster. However, as we do with emerging-market holdings, we target those companies in mature economies that can grow regardless of the prevailing economic conditions.

In Germany, the pharmaceutical company Altana has performed superbly as has another fund holding, Tarkett, a maker of luxury floors. Germany's
 Adidas is doing extremely well within its sportswear niche. Finally SGL Carbon, a maker of advanced materials, has long proved its ability to grow earnings consistently.

The United Kingdom's Vodafone, supplying cellular equipment and services, is a standout. Among other U.K. holdings, your fund owns PizzaExpress and Rentokil Group, a supplier of diverse office products and business services. Dixons Group is an electronic consumer goods retailer. Finally Securicor is, we believe, an excellent company in the cellular phone field.

Elsewhere in mature markets we saw several Swedish companies perform well, particularly Ericsson, a telecommunications concern, and W-M Data, a software developer. Baan, a Netherlands software developer, and Bulgari, an Italian luxury-goods manufacturer, both appear well situated for ongoing growth. In Hong Kong, New World Infrastructure is benefitting from China's booming market. Varitronix, which we consider an extremely well-run company, is a Hong Kong manufacturer of computer displays.



TOP 10 HOLDINGS

Telecom Italia (Italy)
Communications

SGS-Thomson Microelectronics ADR (France)
Technology

Pharmacia & Upjohn, Inc. (Sweden)
Pharmaceuticals and medical technology

Rentokil Group (United Kingdom)
Business services

Skandia Forsakrings (Sweden)
Insurance

Altana (Germany)
Pharmaceuticals and medical technology

SAP (Germany)
Computer software

Vodafone Group (United Kingdom)
Communications

Telebras (Brazil)
Communications

Panamerican Beverages (Mexico)
Food and Beverages

Footnote reads:
These holdings represent 17.7% of the fund's assets as of 9/30/96. Portfolio holdings will vary over time.

*OPTIMISM FOR MANY FUND HOLDINGS

We target stocks of companies that are exhibiting strong sales and earnings growth rates. In emerging markets these tend to be larger companies; in mature markets they are often small to midsize. To do so, we identify sectors supported by long-term trends, which make them potentially less susceptible to the vagaries of economic cycles. To conclude, we are optimistic that your fund can continue to find companies with excellent growth characteristics in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/96, there is no guarantee the fund will continue to hold these securities in the future. International investing involves risks including political developments, economic instability, and currency fluctuations. Investing in emerging markets may involve added risks.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam International New Opportunities Fund is designed for investors seeking long-term capital appreciation primarily through common stocks of international companies.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 9/30/96

                     Class A         Class B          Class M
(inception date)    (1/3/95)        (7/21/95)        (7/21/95)
                  NAV     POP      NAV    CDSC      NAV      POP
-----------------------------------------------------------------
1 year          13.76%   7.20%   13.02%   8.02%   13.22%    9.29%
-----------------------------------------------------------------
Life of fund    37.72   29.78    13.35    9.35    13.66     9.70
Annual average  20.19   16.16    11.00    7.73    11.26     8.02
-----------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/96

                                                       MSCI
                                        MSCI         Emerging
                                        EAFE         Markets
                                        Index         Index
------------------------------------------------------------------
1 year                                  8.61%         4.84%
------------------------------------------------------------------
Life of class A                        16.09         -2.77
Annual average                          8.90         -1.59
------------------------------------------------------------------
Life of classes B & M                   6.51          2.48
Annual average                          5.54          2.12
------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Performance data reflect an expense limitation previously in effect. Without the expense limitation, total returns would have been lower. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.



[GRAPHIC OMITTED: GROWTH OF A $10,000 INVESTMENT]

Cumulative total return of a $10,000 investment since 1/3/95

Starting value                     (Insert ending Total)
$9,425        Fund's class A shares at POP       $12,978
$10,000                    MSCI EAFE Index       $11,609
$10,000        MSCI Emerging Markets Index        $9,723

(plot points for 10-year total return mountain chart)

                            MSCI EAFE     MSCI Emerging
Date/year    Fund at POP        Index     Markets Index
---------    -----------    ---------     -------------
1/31/95            9,435        9,616             8,905
2/28/95            9,534        9,588             8,746
3/31/95            9,922       10,186             8,869
4/30/95            9,878       10,569             9,050
5/31/95           10,710       10,443             9,369
6/30/95           10,865       10,260             9,346
7/31/95           11,652       10,899             9,488
8/31/95           11,463       10,483             9,173
9/30/95           11,408       10,688             9,274
10/31/95          11,242       10,401             8,967
11/30/95          11,197       10,690             8,742
12/31/95          11,524       11,121             9,080
1/31/96           12,045       11,166             9,493
2/29/96           12,156       11,204             9,372
3/31/96           12,256       11,442             9,505
4/30/96           12,667       11,775            10,185
5/31/96           13,089       11,558             9,988
6/30/96           13,133       11,623            10,119
7/31/96           12,456       11,283             9,432
8/31/96           12,834       11,308             9,640
9/30/96           12,978       11,609             9,723

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 7/21/95 would have been valued at $11,335 on 9/30/96 ($10,935 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 7/21/95 would have been valued at $11,366 at net asset value on 9/30/96 $10,970 at public offering price.


PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/96

                              Class A       Class B       Class M
-------------------------------------------------------------------
Distributions (number)          1             1              1
-------------------------------------------------------------------
Income                       $0.012       $0.005          $0.007
-------------------------------------------------------------------
Capital gains
-------------------------------------------------------------------
Long-term                        --           --              --
-------------------------------------------------------------------
Short-term                   $0.002       $0.002          $0.002
-------------------------------------------------------------------
Total                        $0.014       $0.007          $0.009
-------------------------------------------------------------------
Share value:                 NAV     POP     NAV     NAV     POP
-------------------------------------------------------------------
9/30/95                   $10.29  $10.92  $10.28  $10.29  $10.66
-------------------------------------------------------------------
9/30/96                    11.69   12.40   11.61   11.64   12.06
-------------------------------------------------------------------



TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Morgan Stanley Capital International Emerging Markets Index is an unmanaged list of 1,100 securities representing 20 emerging markets, with values expressed in U.S. dollars.*

Europe, Australia and the Far East (EAFE) component of the Morgan Stanley Capital International World Index is an unmanaged list of international equity securities, excluding the U.S. with all values expressed in U.S. dollars.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants
For the fiscal year ended September 30, 1996

To the Trustees and Shareholders of
Putnam International New Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Putnam International New Opportunities Fund, including the portfolio of investments owned, as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period January 3, 1995 (commencement of operations) through September 30, 1995, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam International New Opportunities Fund as of September 30, 1996, the results of its operations for the year then ended, the statements of changes in net assets for the year then ended and the period January 3, 1995 (commencement of operations) through September 30, 1995 and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                           Coopers & Lybrand L.L.P.

Boston, Massachusetts

November 11, 1996




Portfolio of investments owned
September 30, 1996

Common Stocks  (90.3%) *
NUMBER OF SHARES                                                                                                       VALUE

Automotive  (3.6%)
----------------------------------------------------------------------------------------------------------------------------
           18,000  Bayerische Motoren Werke (BMW) AG (Germany)                                                    10,310,164
        1,100,000  Edaran Otomobil Nasional Berhad (Malaysia)                                                     10,841,979
        2,000,000  Perusahaan Otomobil Nasional Berhad (Malaysia)                                                 10,853,951
          625,000  Tata Engineering & Locomotive Co. Ltd. GDR (India) +                                            8,046,875
           43,400  Telco (Tata Engineering & Locomotive Co, Ltd.) 144A GDR (India)                                   553,350
                                                                                                               -------------
                                                                                                                  40,606,319

Banks & Finance  (8.6%)
----------------------------------------------------------------------------------------------------------------------------
          228,000  Aegon N.V. (Netherlands)                                                                       11,267,985
        2,500,000  Banca Fideuram S.P.A (Italy)                                                                    5,942,230
          366,000  Banco Totta & Accores S.A. (Portugal)                                                           6,406,178
          350,000  Banco Santander Chile ADR (Chile) +                                                             4,637,500
        1,209,000  Guoco Group Ltd. (Hong Kong)                                                                    5,909,916
        2,622,750  MAAF Assurances S.A. (Malaysia)                                                                14,442,917
           72,500  Mapfre Vida Seguros (Spain)                                                                     4,293,282
          850,000  Industrial Credit & Investment Corp. of India Ltd. (India) +                                    9,137,500
          973,000  Industrial Finance Corp. of Thailand (The) (Thailand)                                           3,809,006
          610,000  Overseas Union Bank Ltd. (Singapore)                                                            4,268,916
          650,000  Philippine Commercial International (Philippines) +                                             8,993,321
          491,000  Philippine National Bank  (Philippines) +                                                       8,105,248
        2,000,000  Siam City Bank PCL  (Thailand)                                                                  3,363,891
        1,615,000  Wing Hang Bank Ltd. (Hong Kong)                                                                 6,056,668
                                                                                                               -------------
                                                                                                                  96,634,558

Building Products  (0.3%)
----------------------------------------------------------------------------------------------------------------------------
          153,000  Tarkett AG (Germany) +                                                                          3,105,148

Building and Construction  (0.5%)
----------------------------------------------------------------------------------------------------------------------------
          105,500  IHC Caland N.V. (Netherlands)                                                                   5,559,451

Business Services  (1.7%)
----------------------------------------------------------------------------------------------------------------------------
        2,831,000  Rentokil Group PLC (United Kingdom)                                                            18,525,469

Chemicals  (--%)
----------------------------------------------------------------------------------------------------------------------------
           50,000  Indian Petrochemicals GDR (India)                                                                 475,000

Communications  (16.4%)
----------------------------------------------------------------------------------------------------------------------------
           90,000  Compania De Telecomunicaciones De Chile S.A. ADR (Chile) +                                      8,696,250
          453,000  Ericsson LM Class B (Sweden)                                                                   11,429,370
        3,278,800  Hong Kong Telecommunications Ltd. (Hong Kong)                                                   5,936,168
          185,000  Hong Kong Telecommunications Ltd. ADR (Hong Kong) +                                             3,330,000
          700,000  Korea Mobile Telecommunications ADR (South Korea) +                                            10,587,500
            3,400  Pakistan Telecommunications Corp. GDR (Pakistan) +                                                297,500
           96,600  Pakistan Telecommunications Corp. 144A (Pakistan) +                                             8,452,500
          120,000  Philippine Long Distance ADR (Philippines)                                                      7,500,000
          543,600  PT Pasifik Satelit Nusantara ADR (Indonesia) +                                                  7,882,200
          380,000  PT Telekomunikasi Indonesia ADR (Indonesia)                                                    11,827,500
          240,000  Portugal Telecom S.A. (Portugal) +                                                              6,178,062
          210,000  Telebras Co. ADR (Brazil)                                                                      16,485,000
          255,000  Telecom Argentina S.A. ADR (Argentina)                                                         10,295,625
       15,000,000  Telecom Italia S.P.A. (Italy)                                                                  33,338,865
          450,000  Telefonica del Peru S.A. ADR (Peru)                                                            10,293,750
          150,000  Telefonos de Mexico S.A. ADR Class L (Mexico)                                                   4,818,750
           80,218  Telemig (Telecomunicacoes De Minas Gerais) (Brazil) +                                           9,507,668
        5,000,000  Vodafone Group PLC (United Kingdom)                                                            17,337,913
                                                                                                               -------------
                                                                                                                 184,194,621

Computer Software  (3.9%)
----------------------------------------------------------------------------------------------------------------------------
          405,000  Baan Co., N.V. (Netherlands) +                                                                 13,516,875
          115,000  Baan Co., N.V. (Netherlands) +                                                                  3,887,589
           60,000  Dassault Systemes S.A. (France)                                                                 2,516,279
            5,000  Dassault Systemes S.A. ADR (France) +                                                             209,375
          489,300  Frontec AB Class B (Sweden) +                                                                   5,766,037
          105,700  SAP AG (Germany)                                                                               17,501,147
                                                                                                               -------------
                                                                                                                  43,397,302

Conglomerates  (3.5%)
----------------------------------------------------------------------------------------------------------------------------
          900,000  Barlow Ltd. (South Africa)                                                                      8,728,234
        1,000,000  Citic Pacific Ltd. (Hong Kong)                                                                  4,526,174
        2,000,000  Cosco Pacific Ltd. (Hong Kong)                                                                  1,696,669
        2,019,928  First Pacific Co., Ltd. (Hong Kong)                                                             3,056,222
          196,000  Great Eagle Holdings Co. (Hong Kong)                                                              582,971
        1,350,000  Swire Pacific Ltd. Class A (Hong Kong)                                                         12,089,734
        2,207,000  Wharf (Holdings) Ltd (Hong Kong)                                                                9,133,043
                                                                                                               -------------
                                                                                                                  39,813,047

Consumer Products & Services  (13.2%)
----------------------------------------------------------------------------------------------------------------------------
          355,900  Adidas AG 144A ADS (Germany)                                                                   16,148,963
          648,900  Bulgari S.P.A. (Italy) +                                                                       12,079,020
        1,440,000  Carlton Communications PLC (United Kingdom)                                                    10,888,366
          751,000  China Hong Kong Photo Products Holdings, Ltd. (Hong Kong) +                                       274,361
        7,000,000  Cifra S.A. de C.V.  Class C (Mexico) +                                                         10,053,093
        4,310,000  Controladora Comercial Mexicana S.A. (Mexico) +                                                 4,004,513
          550,000  Disco S.A. ADR (Argentina) +                                                                   10,791,000
          720,000  Dixons Group PLC (United Kingdom)                                                               5,911,954
           95,000  Gucci Group (Netherlands)                                                                       6,887,500
           21,400  Hermes International (France)                                                                   5,022,364
           23,500  Indian Hotels, Ltd. 144A GDR (India) +                                                            528,750
          691,000  KFC Holdings Berhad (Malaysia)                                                                  3,005,547
          105,000  Luxottica Group ADR (Italy) +                                                                   7,638,750
          810,000  Overseas Union Enterprise Ltd. (Singapore) +                                                    4,316,163
        1,440,000  PT Gudang Garam  (Indonesia)                                                                    5,426,820
        3,456,000  PT Matahari Putra Prima  (Indonesia)                                                            3,758,460
        3,456,000  PT Matahari Putra Prima Rights exp. 11/14/96   (Indonesia) +                                    2,269,961
          870,000  PT Ramayana Lestari (Indonesia)                                                                 1,461,365
           88,000  Paris Miki, Inc. (Japan)                                                                        3,612,973
          615,000  Sampoerna Ind. (Indonesia)                                                                      5,986,299
          325,000  Santa Isabel S.A. ADR (Chile)                                                                   8,328,125
           46,019  Securicor PLC (United Kingdom)                                                                    195,236
          690,000  Siam Makro Public Co. Ltd. (Thailand) +                                                         3,257,663
        9,099,000  Sinocan Holdings Ltd. (Hong Kong)                                                               4,059,532
          200,000  Srithai Superware PCL  (Thailand)                                                                 865,563
          600,000  TAG Heuer International S.A. ADR (Switzerland) +                                               11,850,000
                                                                                                               -------------
                                                                                                                 148,622,341

Electronics  (1.5%)
----------------------------------------------------------------------------------------------------------------------------
          450,000  SAES Getters S.P.A. ADR (Italy) +                                                               6,412,500
          444,000  Toolex Alpha N.V.  (Netherlands) +                                                              9,990,000
                                                                                                               -------------
                                                                                                                  16,402,500

Food and Beverages  (5.5%)
----------------------------------------------------------------------------------------------------------------------------
        3,800,000  Fomento Economico Mexicano S.A. de C.V. Class B (Mexico)                                       11,600,744
           80,000  Nutricia Verenigde Bedrijven N.V. (Netherlands)                                                10,574,336
          400,000  Panamerican Beverages Inc. Class A (Mexico) +                                                  16,450,000
          626,600  PizzaExpress PLC (United Kingdom)                                                               4,674,190
        1,000,000  Quilmes Industrial S.A. ADR (Argentina)                                                        10,375,000
          325,222  South African Breweries Ltd. (South Africa)                                                     8,673,542
                                                                                                               -------------
                                                                                                                  62,347,812

Infrastructure  (11.5%)
----------------------------------------------------------------------------------------------------------------------------
          850,000  Apasco S.A. (Mexico)                                                                            5,844,173
        4,250,000  Cheung Kong Infrastructure Holdings (Hong Kong) +                                               7,007,489
        3,000,000  Cemex S.A. (Mexico)                                                                            11,201,221
          137,500  Centrais Eletricas de Santa Catarina S.A. 144A  (Brazil) +                                     11,876,563
           80,000  Chilectra S.A. ADR (Chile)                                                                      4,400,000
          110,000  Chilquinta S.A. ADR (Chile) +                                                                   1,773,199
        3,500,000  Consolidated Electric Power (Asia)                                                              7,400,295
        1,460,000  Comercial del Plata S.A. (Argentina)                                                            3,533,553
          550,000  DBS Land Ltd. (Singapore)                                                                       1,820,959
        2,100,000  Far East Levingston Shipbuilding Ltd. (Singapore)                                               9,921,847
        5,999,400  Fil-Estate Land, Inc. (Philippines)  +                                                          5,552,880
       14,403,800  Filinvest Development Corp. (Philippines)  +                                                    5,497,634
       16,200,000  Filinvest Land, Inc. (Philippines) +                                                            5,874,046
          200,000  India Cements Ltd. 144A GDR (India)                                                               700,000
          200,000  Inversiones Y Represent ADR (Argentina) +                                                       5,925,178
        4,074,000  New World Infrastructure Ltd. (Hong Kong) +                                                     9,641,294
          702,306  PT Mulia Industrindo (Indonesia)                                                                  703,274
          800,082  Sasol Ltd. (South Africa)                                                                       9,434,513
        7,000,000  SA Iron & Steel Industrial Corp. (South Africa)                                                 4,613,180
        1,000,000  Sun Hung Kai Properties Ltd. (Hong Kong) +                                                     10,636,509
        1,000,000  YTL Corp. Berhad (Malaysia) +                                                                   5,666,401
                                                                                                               -------------
                                                                                                                 129,024,208

Insurance  (1.6%)
----------------------------------------------------------------------------------------------------------------------------
          650,000  Skandia Forsakrings AB (Sweden)                                                                18,020,093

Leisure & Media  (2.5%)
----------------------------------------------------------------------------------------------------------------------------
          790,000  Elsevier N.V. (Netherlands)                                                                    13,075,798
          177,700  Investec Consultadoria Intl.  (Portugal) +                                                      5,674,933
          633,000  Schibsted A/S (Denmark)                                                                         9,256,665
                                                                                                               -------------
                                                                                                                  28,007,396

Metals and Mining  (1.5%)
----------------------------------------------------------------------------------------------------------------------------
           32,240  CIA Tecidos Norte de Minas (Brazil)                                                            11,684,592
        1,100,000  Timah Langat Berhad (Malaysia)                                                                  5,706,305
                                                                                                               -------------
                                                                                                                  17,390,897

Oil and Gas  (1.5%)
----------------------------------------------------------------------------------------------------------------------------
        8,775,000  Oil Search Ltd. (Australia)                                                                    10,896,032
          240,000  YPF S.A. ADR (Argentina) +                                                                      5,490,000
                                                                                                               -------------
                                                                                                                  16,386,032

Other  (1.4%)
----------------------------------------------------------------------------------------------------------------------------
          670,000  Keppel Corp. (Singapore)  (Transportation)                                                      5,188,632
          100,000  UMW Holdings Berhad (Malaysia) (Machinery & Equipment)                                            374,820
           90,000  SGL Carbon AG (Germany)  (Carbon products) +                                                   10,504,918
                                                                                                               -------------
                                                                                                                  16,068,370

Pharmaceuticals & Medical Technology  (5.1%)
----------------------------------------------------------------------------------------------------------------------------
           21,600  Altana AG (Germany)                                                                            17,520,787
          210,000  Astra AB (Sweden)                                                                               8,883,517
          516,000  Pharmacia & Upjohn, Inc.  (Sweden) +                                                           21,516,241
          450,000  PT Tempo Scan Pacific  (Indonesia)                                                                891,549
            1,110  Roche Holdings AG (Switzerland)                                                                 8,171,915
                                                                                                               -------------
                                                                                                                  56,984,009

Technology  (6.5%)
----------------------------------------------------------------------------------------------------------------------------
           65,000  Axime S.A. (France) +                                                                           6,500,000
           80,000  Barco N.V. (Belgium)                                                                           13,208,809
          100,000  Glory Ltd. (Glory Kogyo) (Japan)                                                                3,000,629
        1,106,000  JBA Holdings PLC (United Kingdom)                                                               8,830,359
          100,000  Murata Manufacturing Co. Ltd. (Japan)                                                           3,575,600
          462,000  SGS-Thomson Microelectronics ADR (France) +                                                    21,887,250
          142,900  WM-Data AB Class B (Sweden)                                                                     9,153,890
        2,750,000  Varitronix International Ltd. (Hong Kong)                                                       5,049,917
        1,375,000  Venture Manufacturing Ltd. (Singapore)                                                          2,403,197
                                                                                                               -------------
                                                                                                                  73,609,651
                                                                                                               -------------
                   Total Common Stocks (cost $955,304,360)                                                     1,015,174,224

PREFERRED STOCKS  (4.1%) *
NUMBER OF SHARES                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------------------
        1,300,000  Banco Bradesco BRC .1815 NPV (No Par Value) pfd.  (Brazil)                                     11,078,460
           17,000  Brasmotor S.A.  BRC 7.87  NPV pfd.  (Brazil)                                                    6,277,794
           25,980  Cia Cervejaria Brahma BRC 9.75 NPV  pfd.  (Brazil)                                             16,159,820
          100,000  Petroleo Brasileiro S.A. BRC 5.352 NPV pfd.  (Brazil)                                          11,753,355
            7,395  Telecomunicacoes do Rio de Janeiro BRC .0386  NPV pfd. (Brazil)                                   833,754
                                                                                                               -------------
                   Total Preferred Stocks  (cost $39,908,103)                                                     46,103,183

SHORT-TERM INVESTMENTS  (9.0%) *
PRINCIPAL AMOUNT                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------------------
      $30,000,000  Federal National Mortgage Association effective yield of 5.28%, October 15, 1996               29,938,400
       25,000,000  Merrill Lynch & Co. Inc. effective yield of 5.29%,  October 7, 1996                            24,977,958
       45,923,000  Interest in $374,793,000 joint repurchase agreement September 30, 1996 with Morgan Stanley & Co. Inc. due October 1, 1996 with respect to various
                   U.S. Treasury obligations -- maturity value of $45,930,207 for an effective
                   yield of 5.65%                                                                                 45,930,207
                                                                                                               -------------
                   Total Short-Term Investment (cost $100,846,565)                                               100,846,565
----------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $1,096,059,028)***                                                  1,162,123,972
----------------------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $1,124,706,599.

*** The aggregate identified cost on a tax basis is $1,098,141,434, resulting in gross unrealized appreciation and depreciation of $100,447,340, and $36,464,802, respectively, or net unrealized appreciation of $63,982,538.

+    Non-income producing security.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    ADR, ADS or GDR after the name of a foreign holding stands for American Depository Receipts, American Depository
    Shares, or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

    Distribution of investments by country of issue at September 30, 1996

    Argentina        4.0%              Norway           0.8
    Australia        0.9               Peru             0.9
    Belgium          1.1               Pakistan         0.7
    Brazil           8.2               Philippines      3.6
    Chile            2.4               Portugal         1.6
    France           3.1               Singapore        2.4
    Germany          6.5               South Africa     2.7
    Hong Kong        8.3               South Korea      0.9
    India            1.7               Spain            0.4
    Indonesia        3.5               Sweden           6.4
    Italy            6.2               Switzerland      1.7
    Japan            0.9               Thailand         1.0
    Malaysia         4.4               United Kingdom   5.7
    Mexico           5.5               United States    8.7
    Netherlands      5.8               Total         100.00%

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
September 30, 1996

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,096,059,028) (Note 1)                                                          $1,162,123,972
------------------------------------------------------------------------------------------------
Cash                                                                                     205,693
------------------------------------------------------------------------------------------------
Dividends and other receivables                                                          699,444
------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                12,940,271
------------------------------------------------------------------------------------------------
Receivable for securities sold                                                         3,907,435
------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                 6,056
------------------------------------------------------------------------------------------------
Total assets                                                                       1,179,882,871

Liabilities
------------------------------------------------------------------------------------------------
Payable for securities purchased                                                      50,034,511
------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                               604,069
------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                           2,829,692
------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               479,916
------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                               3,621
------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                   810,101
------------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                 6,425
------------------------------------------------------------------------------------------------
Other accrued expenses                                                                   407,937
------------------------------------------------------------------------------------------------
Total liabilities                                                                     55,176,272
------------------------------------------------------------------------------------------------
Net assets                                                                        $1,124,706,599

Represented by
------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $1,065,730,997
------------------------------------------------------------------------------------------------
Unistributed net investment income (Note 1)                                            1,194,327
------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                                            (8,280,075)
------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                                      66,061,350
------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                        $1,124,706,599

Computation of net asset value and offering price
------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($499,395,344 divided by 42,718,392 shares)                                               $11.69
------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.69)*                                   $12.40
------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($573,129,093 divided by 49,371,250 shares)**                                             $11.61
------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share ($52,182,162
divided by 4,483,224 shares)                                                              $11.64
------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 or $11.64)*                                   $12.06
------------------------------------------------------------------------------------------------

*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1996

Investment Income:
-----------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,026,435)                                               $7,447,673
-----------------------------------------------------------------------------------------------------
Interest                                                                                    4,309,329
-----------------------------------------------------------------------------------------------------
Total investment income                                                                    11,757,002

Expenses:
-----------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                            6,187,712
-----------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              2,202,095
-----------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                              15,708
-----------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                               13,033
-----------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                         609,296
-----------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                       2,617,218
-----------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                         191,059
-----------------------------------------------------------------------------------------------------
Amortization of organization expenes (Note 1)                                                     297
-----------------------------------------------------------------------------------------------------
Reports to shareholders                                                                        56,322
-----------------------------------------------------------------------------------------------------
Registration fees                                                                             379,840
-----------------------------------------------------------------------------------------------------
Auditing                                                                                       50,423
-----------------------------------------------------------------------------------------------------
Legal                                                                                          12,334
-----------------------------------------------------------------------------------------------------
Postage                                                                                        92,017
-----------------------------------------------------------------------------------------------------
Other                                                                                         129,822
-----------------------------------------------------------------------------------------------------
Fees waived by Manager (Note 2)                                                               (59,304)
-----------------------------------------------------------------------------------------------------
Total expenses                                                                             12,497,872
-----------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                   (386,560)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                               12,111,312
-----------------------------------------------------------------------------------------------------
Net investment loss                                                                          (354,310)
-----------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                           (8,271,977)
-----------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Notes 1 and 3)                            (11,621)
-----------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the year                                                          (3,587)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                                 65,898,886
-----------------------------------------------------------------------------------------------------
Net gain on investments                                                                    57,611,701
-----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      $57,257,391
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                             For the Period
                                                                                            January 3, 1995
                                                                                           (Commencement of
                                                                           Year ended        operations) to
                                                                         September 30,         September 30,
                                                                        -----------------------------------
                                                                                 1996                  1995
-----------------------------------------------------------------------------------------------------------
Increase in net assets
-----------------------------------------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                ($354,310)              $20,976
-----------------------------------------------------------------------------------------------------------
Net realized  gain (loss) on investments
and foreign currency transactions                                          (8,283,598)               25,431
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currency                             65,895,299               166,051
-----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                       57,257,391               212,458
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders
-----------------------------------------------------------------------------------------------------------
From net investment income:
Class A                                                                      (104,544)                   --
-----------------------------------------------------------------------------------------------------------
Class B                                                                       (35,744)                   --
-----------------------------------------------------------------------------------------------------------
Class M                                                                        (6,345)                   --
-----------------------------------------------------------------------------------------------------------
From net realized gain on investments:
Class A                                                                       (17,396)                   --
-----------------------------------------------------------------------------------------------------------
Class B                                                                       (14,314)                   --
-----------------------------------------------------------------------------------------------------------
Class M                                                                        (1,813)                   --
-----------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       1,044,179,897            23,217,009
-----------------------------------------------------------------------------------------------------------
Total increase in net assets                                            1,101,257,132            23,429,467
-----------------------------------------------------------------------------------------------------------
Net assets
-----------------------------------------------------------------------------------------------------------
Beginning of period                                                        23,449,467                20,000
-----------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $1,194,327 and $30,541, respectively)                               $1,124,706,599           $23,449,467
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                                         July 21, 1995
                                                                                         (commencement
                                                                       Year ended    of operations) to           Year ended
                                                                     September 30         September 30         September 30
---------------------------------------------------------------------------------------------------------------------------------
                                                                             1996                 1995                 1996
---------------------------------------------------------------------------------------------------------------------------------
                                                                          Class M              Class M              Class B
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.29               $10.25               $10.28
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)(b)                                          (.02)                  -                  (.05)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                              1.38                  .04                 1.39
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             1.36                  .04                 1.34
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.01)                  -                  (.01)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions (f)                                                      (.01)                  -                  (.01)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.64               $10.29               $11.61
---------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(c)                           13.22                  .39*               13.02
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $52,182               $1,259             $573,129
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)(d)                            2.46                  .79*                2.72
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(b)                  (.17)                (.15)*               (.43)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      24.69                 9.24*               24.69
---------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (e)                                           $.0190                                    $.0190
---------------------------------------------------------------------------------------------------------------------------------


Financial highlights (Continued)
(For a share outstanding throughout the period)

                                                                    July 21, 1995                           January 3, 1995
                                                                    (commencement                             (commencement
                                                                of operations) to           Year ended    of operations) to
                                                                     September 30         September 30         September 30
---------------------------------------------------------------------------------------------------------------------------
                                                                             1995                 1996                 1995
---------------------------------------------------------------------------------------------------------------------------
                                                                          Class B              Class A              Class A
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period                                                                  $10.25               $10.29                $8.50
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)(b)                                          (.01)                 .04                  .02
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                               .04                 1.37                 1.77
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .03                 1.41                 1.79
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                     --                 (.01)                  --
---------------------------------------------------------------------------------------------------------------------------
Total distributions (f)                                                        --                 (.01)                  --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $10.28               $11.69               $10.29
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(c)                             .29*               13.76                21.06*
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $7,053             $499,396              $15,137
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)(d)                             .83*                1.95                 1.23*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(b)                  (.20)*                .34                  .86*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                       9.24*               24.69                 9.24*
---------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (e)                                                                $.0190
---------------------------------------------------------------------------------------------------------------------------

*   Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 and $0.02 per share for each share class for periods ended September 30, 1996 and
    1995, respectively.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Average commission rate paid is required for fiscal periods beginning on or after September 1, 1995.

(f) For the year ended September 30, 1996 per share distributions from net realized gains on investments was less than $.01 per share for each share class.




Notes to financial statements
September 30, 1996

Note 1
Significant accounting policies

The fund is a series of Putnam Investment Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks that offer potential for capital appreciation and are principally traded in security markets outside the United States.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of unrealized gains on passive foreign investment companies, currency losses on foreign bonds, post October loss deferrals, and foreign taxes. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1996, the fund reclassified $1,664,729 to increase undistributed net investment income and $1,676,350 to decrease paid-in-capital, with a decrease to accumulated net realized loss on investments of $11,621. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $6,425. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.20% of the first $500 million, 1.10% of the next $500 million, 1.05% of the next $500 million, 1.00% of the next $5 billion, 0.975% of the next $5 billion, 0.955% of the next $5 billion, 0.94% of the next $5 billion, 0.93% thereafter, subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

Putnam Management agreed to limit the fund's expenses to the extent that expenses (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expenses and distribution fees) exceed an annual rate of 1.95% of the fund's average net assets for the period October 1, 1995 through December 31, 1995. The limit expired on December 31, 1995.

The fund also reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1996, fund expenses were reduced by $386,560 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,630 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended September 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $1,678,681 and $115,042 from the sale of class A and class M shares, respectively and $281,600 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received $2,516 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended September 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $1,094,456,039 and $113,868,487, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    Year ended
                               September 30, 1996
----------------------------------------------------
Class A                      Shares          Amount
----------------------------------------------------
Shares sold              50,877,661    $566,106,489
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                10,430         106,273
----------------------------------------------------
                         50,888,091     566,212,762

Shares
repurchased              (9,640,642)   (109,813,776)
----------------------------------------------------
Net increase             41,247,449    $456,398,986
----------------------------------------------------

                                 January 3, 1995
                                (commencement of
                                 operations) to
                               September 30, 1995
----------------------------------------------------
Class A                      Shares          Amount
----------------------------------------------------
Shares sold               1,522,577     $15,415,502
----------------------------------------------------

Shares
repurchased                 (53,987)       (563,723)
----------------------------------------------------
Net increase              1,468,590     $14,851,779
----------------------------------------------------

                                   Year ended
                               September 30, 1996
----------------------------------------------------
Class B                      Shares          Amount
----------------------------------------------------
Shares sold              51,924,757    $576,251,556
----------------------------------------------------
Shares issued in
connection with
reinvestments of
distributions                 3,355          34,157
----------------------------------------------------
                         51,928,112     576,285,713

Shares
repurchased              (3,242,679)    (36,661,422)
----------------------------------------------------
Net increase             48,685,433    $539,624,291
----------------------------------------------------

                                  July 21, 1995
                                (commencement of
                                 operations) to
                               September 30, 1995
----------------------------------------------------
Class B                      Shares          Amount
----------------------------------------------------
Shares sold                 686,920      $7,109,976
----------------------------------------------------

Shares
repurchased                  (1,103)        (11,377)
----------------------------------------------------
Net increase                685,817      $7,098,599
----------------------------------------------------

                                    Year ended
                               September 30, 1996
----------------------------------------------------
Class M                      Shares          Amount
----------------------------------------------------
Shares sold               4,702,306     $52,031,046
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                   397           4,044
----------------------------------------------------
                          4,702,703      52,035,090

Shares
repurchased                (341,863)     (3,878,470)
----------------------------------------------------
Net increase              4,360,840     $48,156,620
----------------------------------------------------

                                  July 21, 1995
                                (commencement of
                                 operations) to
                               September 30, 1995
----------------------------------------------------
Class M                      Shares          Amount
----------------------------------------------------
Shares sold                 122,784      $1,270,784
----------------------------------------------------

Shares
repurchased                    (400)         (4,153)
----------------------------------------------------
Net increase                122,384      $1,266,631
----------------------------------------------------

-----------------------------------------------------------------

Federal tax information
(Unaudited)

For the period, dividends from foreign countries were $8,474,108 or $.088 per share for all share classes. Taxes paid to foreign countries were $1,026,435 or $.011 per share for all classes of shares.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike


OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Anthony W. Regan
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Justin M. Scott
Vice President and Fund Manager

J. Peter Grant
Vice President and Fund Manager

Robert J. Swift
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109


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Putnam
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28352-539/2AH/2AI    11/96